UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

Arcellx, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41259	47-2855917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Watkins Mill Road, Suite A

Gaithersburg, MD 20878

(Address of principal executive offices, including zip code)

(240) 327-0603

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In preparing its Quarterly Report on Form 10-Q for the period ended September 30, 2022, management of Arcellx, Inc. (the “Company”) identified errors in the accounting for research and development expense and related accounts, and other immaterial errors, which impacted (i) the Company’s previously issued condensed consolidated financial statements as of and for the three months ended March 31, 2022 (the “Q1 2022 Financial Statements”) and (ii) the Company’s previously issued condensed consolidated financial statements as of and for the three and six months ended June 30, 2022 (the “Q2 2022 Financial Statements” and, together with the Q1 2022 Financial Statements, the “Prior Financial Statements”). These errors did not result in any changes to the Company’s previously disclosed amounts of cash, cash equivalents and marketable securities as of March 31, 2022 or June 30, 2022, and also did not impact the Company’s cash flows from operations reported in the Prior Financial Statements. Notably, these errors did not impact the Company’s previously issued guidance that its cash, cash equivalents, and marketable securities of $210.9 million as of March 31, 2022 and $307.0 million as of June 30, 2022 were anticipated to fund operations for at least the next twelve months from the date of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and June 30, 2022, respectively. The Company’s preliminary analysis indicates that these errors resulted in (i) an overstatement of research and development expenses of $6.3 million for the three months ended March 31, 2022 and (ii) overstatements of research and development expenses of $1.3 million and $7.7 million, for the three and six months ended June 30, 2022, respectively.

Due to these errors, on November 8, 2022, the Audit Committee of the Board of Directors of Arcellx, Inc., after discussion with management, concluded that (i) the Q1 2022 Financial Statements, included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2022, and (ii) the Q2 2022 Financial Statements included in the Quarterly Report on Form 10-Q filed with the SEC on August 15, 2022 should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Prior Financial Statements should no longer be relied upon.

The Company intends to file a Form 10-Q/A for each of the periods impacted by the above (the “Amended Reports”) and intends to include restated Q1 2022 Financial Statements and restated Q2 2022 Financial Statements, as applicable, with each Amended Report. The Company intends to file the Amended Reports concurrently with or shortly before its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2022.

Management has determined that a material weakness existed in the Company’s internal control over financial reporting as of the end of each of the quarterly periods specified above related to management’s controls over the accounting for research and development expense and related accounts, which resulted in the aforementioned misstatements. The Company will provide further specifics on the material weakness and its plan for remediation in the Amended Reports.

The Company’s management reassessed its conclusions regarding its disclosure controls and procedures as of March 31, 2022 and June 30, 2022 in light of the misstatements described above. The Company has determined that the material weakness in internal control over financial reporting described above existed as of March 31, 2022 and June 30, 2022, and therefore has concluded that the Company did not maintain effective disclosure controls and procedures at the reasonable assurance level as of the quarterly periods ended March 31, 2022 and June 30, 2022. Therefore, the Company’s previous evaluation of its disclosure controls and procedures as of those dates should no longer be relied upon.

The Company’s management and the Audit Committee have discussed the matters described in this Item 4.02 with its independent registered public accounting firm, Ernst & Young LLP.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the

Company. Such forward-looking statements include, without limitation, statements regarding the anticipated impact of the accounting errors identified in the Company’s previously issued financial statements, the Company’s anticipated timing of the filing of the Amended Reports and the Form 10-Q for the three and nine months ended September 30, 2022, and the sufficiency of the Company’s cash, cash equivalents and marketable securities. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements, including the risk that the completion and filing of the aforementioned periodic reports will take longer than expected and that additional information may become known prior to the expected filing of the aforementioned periodic reports with the SEC. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCELLX, INC.

Date: November 9, 2022	By:	/s/ Rami Elghandour
Rami Elghandour Chief Executive Officer